UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2025

VIAVI SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22874	94-2579683
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

1445 South Spectrum Blvd, Suite 102 Chandler, Arizona 85286
(Address of principal executive offices and Zip Code)

(408) 404-3600
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of the exchange on which registered
Common Stock, par value of $0.001 per share	VIAV	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company. ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 15, 2025, Viavi Solutions Inc. (the “Company”) entered into separate, privately negotiated agreements (the “Exchange Agreements”) with a limited number of existing holders (the “Transaction Participants”) of the Company’s currently outstanding 1.625% Convertible Senior Notes due 2026 (the “2026 Notes”). The Transaction Participants are institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”)), and “qualified institutional buyers” (as defined in Rule 144A under the Securities Act).

Pursuant to the Exchange Agreements, the Company has agreed to exchange $103.463 million aggregate principal amount of 2026 Notes held by the Transaction Participants for an aggregate of 7,871,043 shares (“Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock,” and such exchange, the “Exchange”) at a price per share of $17.88.

The Exchange is expected to close on or about December 22, 2025, subject to customary closing conditions. Immediately following the Exchange, approximately $49.037 million in aggregate principal amount of the 2026 Notes will remain outstanding. The Company will not receive any cash proceeds from the Exchange.

The Shares are expected to be issued to the Transaction Participants in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. The Company is relying on this exemption from registration based in part on representations made by the Transaction Participants in the Exchange Agreements.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
10.1	Form of Exchange Agreement.
99.1	Press Release issued on December 16, 2025.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIAVI SOLUTIONS INC.

	By:	/s/ Ilan Daskal
	Name:	Ilan Daskal
	Title:	Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

December 16, 2025